Exhibit 10(a)

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in Post-Effective Amendment No. 35 to the Registration Statement (Form N-4 No. 333-61592) pertaining to Lincoln National Variable Annuity Account H, which is incorporated by reference into Post-Effective Amendment No. 41, and to the use therein of our reports dated (a) April 01, 2011, with respect to the consolidated financial statements of The Lincoln National Life Insurance Company and (b) April 6, 2011, with respect to the financial statements of Lincoln National Variable Annuity Account H.

                                              /s/ Ernst & Young LLP
Philadelphia, Pennsylvania
November 07, 2011